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                         [ERNST & YOUNG LLP LETTERHEAD]







                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement
(Form S-8 No. 33-02075) pertaining to the Savings Plan of Great Lakes Chemical Corporation of our report dated April 30, 1999 with respect to the financial statements of the Great Lakes Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.


                                                            Ernst & Young LLP

Indianapolis, Indiana
June 24, 1999